EXHIBIT 10.1

Solar Energy Towers, Inc.
520 Pike Street, Suite 985
Seattle, Washington 98101
Telephone No.: (206) 407-3187

SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for that number of shares of common stock (“Shares”) of Solar Energy Towers, Inc., a Washington corporation (the “Company”), set forth below, upon and subject to the terms and conditions set forth in the Company’s Prospectus dated  ____________, 2008 to which this Subscription Agreement is attached.

Total number of shares subscribed for at $0.06 per share: ________________ shares.

Amount paid with this Subscription Agreement at a price of $0.06 per Share: US  $ _______________________.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of __________, 2008.

Signature: __________________________________________

Print Name: _________________________________________

Print Title: __________________________________________

Address: ___________________________________________

 ___________________________________________

Telephone No.: ______________________________________

E-mail Address: ______________________________________

Subscriber’s Social Security or
Tax Identification Number: ______________________________

Signature of Co-owners, if applicable: ____________________________________

Name as it should appear on the Certificate: _______________________________

If Joint Ownership, check one (all parties must sign above):

[ ] Joint Tenants with Right of Survivorship
[ ] Tenants in Common
[ ] Community Property

If Fiduciary or Business Entity check one:

[ ] Trust	Authorized Person _________________________	Capacity_____________________

[ ] Estate	Authorized Person _________________________	Capacity_____________________

[ ] Corporation	Authorized Person _________________________	Capacity_____________________

[ ] Limited Liability Company	Authorized Person _________________________	Capacity_____________________

[ ] Partnership	Authorized Person _________________________	Capacity_____________________

[ ] Other ____________________ (Describe)
	Authorized Person _________________________	Capacity_____________________

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of Solar Energy Towers, Inc. this _____day of __________, 200_.

SOLAR ENERGY TOWERS, INC. By: ________________________________ Name: _________________________ Title: ___________________________